                                                                   Exhibit 10.04


                                                               EXECUTION VERSION

                           VERITAS FIFTH AMENDMENT TO
                       PARTICIPATION AGREEMENT AND LEASE

     This FIFTH AMENDMENT TO PARTICIPATION AGREEMENT AND LEASE (this "Agreement") dated as of October 11, 2002, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation, as lessee and borrower (the "Lessee" or the "Construction Agent"), the various parties to the Participation Agreement, as guarantors (the "Guarantors"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Owner Trustee" or the "Lessor"), the various banks and other lending institutions which are parties to the Operative Documents from time to time as holders of certificates issued with respect to the VS Trust 2000-2 and lenders (individually, a "Holder" or a "Lender" and collectively "Holders" or "Lenders"), ABN AMRO BANK N.V., as Agent for the Lenders and the Holders (the "Agent") as of the date hereof signatory hereto. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in Appendix A to the Participation Agreement (as defined below).

                                   RECITALS:

     A. The Lessee, the Guarantors, the Lessor, the Lenders, the Holders, the Documentation Agent, the Syndication Agent and the Agent are parties to that certain Participation Agreement (the "Participation Agreement") dated as of July 28, 2000 as previously amended and as further amended, restated, supplemented, or otherwise modified from time to time;

     B. The Lessee and the Lessor are parties to that certain Master Lease Agreement (the "Lease") dated as of July 28, 2000 as amended, restated, supplemented or otherwise modified from time to time;

     C. The Lessee, as Construction Agent and Lessor are parties to that certain Construction Agency Agreement (the "Construction Agency Agreement") dated as of July 28, 2000 as amended, restated, supplemented or otherwise modified from time to time, and

     D. The parties desire to amend certain provisions of the Participation Agreement and the Lease on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. Amendment to Participation Agreement. Appendix A to the Participation Agreement is hereby amended by deleting the defined term "Completion" in its entirety and replacing such term with the following:

     "Completion" shall mean with respect to the Initial Improvements or any Subsequent Improvements, such time as the acquisition, installation, testing and

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     final completion of such Improvements has been substantially achieved in accordance with the Plans and Specifications therefor, the Construction Agency Agreement and/or the Lease and in compliance with all Legal Requirements and Insurance Requirements (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect) and the Lessee shall have the obligation under the Lease to pay rent in respect of such Improvements as of such date.

     2. Amendment to Lease. Section 20.1 of the Lease is hereby amended by inserting the following provision as the third sentence therein:

     Notwithstanding anything contained in this Section 20.1, the Lessee shall be prohibited from purchasing the building commonly known as Building A until such time as certificates of occupancy have been issued with respect to Buildings B and C; provided, however, that the Lessee shall not be prohibited from purchasing any of the buildings commonly known as Buildings A, B or C provided Lessee has received a certificate of occupancy for all of the buildings remaining under lease.

     3. Waiver. To the extent that the Construction Agent may be in Default or an Event of Default may have occurred as a result of the definition of "Completion" prior to the effective date of this Agreement, any such Default or Event of Default is hereby waived and, to the extent cured by the amended definition of the defined term "Completion" set forth above, deemed cured as of the date that the Initial Improvements satisfied the amended definition of such term set forth in Section 1 above.

     4. Representation and Warranties. Each Credit Party hereby represents and warrants to the Agent, the Lessor, the Lenders and the Holders that the following are true and correct on the date of this Agreement and that, after giving effect to the amendments set forth in Section 1 and Section 2 above, the following will be true and correct on the Effective Date (as defined below);

          (a) The representations and warranties of the Credit Parties set forth in Section 6 of the Participation Agreement and in the other Operative Documents are true and correct (except as pertains to a Default that would be cured upon the effectiveness of this Agreement) in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

          (b) No Default (other than a Default that would be cured upon the effectiveness of this Agreement) has occurred and is continuing; and

          (c) Each of the Operative Documents to which any Credit Party is a party is in full force and effect as to such Credit Party.

     5. Effective Date. The amendments effected by Section 1 and Section 2 above and the waiver effected by Section 3 above shall become effective as of the date of this Agreement (the "Effective Date"), subject to receipt by McGuireWoods LLP ("MW"), counsel to the Agent, of a


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copy of this Agreement duly executed by the Lessee, each Guarantor, the
Majority Secured Parties, the Lessor and the Agent.

     6. Miscellaneous.

          (a) Except as specifically waived and amended above, the Participation Agreement, the Lease and each of the Appendices, Schedules and Exhibits thereto shall remain in full force and effect and the Participation Agreement and the Lease are hereby ratified and confirmed in all respects.

          (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (c) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                            [signature pages follow]

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.


                                   VERITAS SOFTWARE GLOBAL CORPORATION,
                                   as Lessee

                                   By:        /s/ Kevin Olson
                                       -------------------------------------
                                   Name:      Kevin Olson
                                         -----------------------------------
                                   Title:     Treasurer
                                          ----------------------------------


                                   VERITAS SOFTWARE CORPORATION, as a
                                   Guarantor

                                   By:        /s/ Kevin Olson
                                       -------------------------------------
                                   Name:      Kevin Olson
                                         -----------------------------------
                                   Title:     Treasurer
                                          ----------------------------------


                                   VERITAS OPERATING CORPORATION, as a
                                   Guarantor

                                   By:        /s/ Kevin Olson
                                       -------------------------------------
                                   Name:      Kevin Olson
                                         -----------------------------------
                                   Title:     Treasurer
                                          ----------------------------------


                                   VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor

                                   By:        /s/ Kevin Olson
                                       -------------------------------------
                                   Name:      Kevin Olson
                                         -----------------------------------
                                   Title:     Treasurer
                                          ----------------------------------


                                   VERITAS SOFTWARE TECHNOLOGY HOLDING
                                   CORPORATION, as a Guarantor

                                   By:        /s/ Kevin Olson
                                       -------------------------------------
                                   Name:      Kevin Olson
                                         -----------------------------------
                                   Title:     Treasurer
                                          ----------------------------------

                                   ABN AMRO BANK N.V., as Agent and as a
                                   Lender

                                   By:    /s/ ELIZABETH R. McCLELLAN
                                       -------------------------------------
                                   Name:      Elizabeth R. McClellan
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------


                                   By:    /s/ BLAKE J. LACHER
                                       -------------------------------------
                                   Name:      Blake J. Lacher
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------



                                  CREDIT SUISSE FIRST BOSTON, as a Lender
                                  and as Documentation Agent

                                   By:    /s/ ROBERT HETU
                                       -------------------------------------
                                   Name:      Robert Hetu
                                         -----------------------------------
                                   Title:     Director
                                          ----------------------------------


                                   By:    /s/ GUY M. BARON
                                       -------------------------------------
                                   Name:      Guy M. Baron
                                         -----------------------------------
                                   Title:     Associate
                                          ----------------------------------



                                  CREDIT LYONNAIS NEW YORK BRANCH, as a
                                  Lender and as Syndication Agent

                                   By:    /s/ F. FRANK HERRERA
                                       -------------------------------------
                                   Name:      F. Frank Herrera
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------



                                  MIZUHO CORPORATE BANK, LTD., (as successor to The Fuji Bank, Limited and as successor to The Industrial Bank of Japan, Limited), as a Lender

                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                          ----------------------------------



                                  AIB INTERNATIONAL FINANCE, as a Lender

                                   By:    /s/ MARION C. DOWD
                                       -------------------------------------
                                   Name:      Marion C. Dowd
                                         -----------------------------------
                                   Title:     Manager
                                          ----------------------------------

                                   DEUTSCHE BANK AG NEW YORK BRANCH AND/OR
                                   CAYMAN ISLANDS BRANCH, as a Lender


                                   By:
                                       -----------------------------------
                                   Name:
                                         ---------------------------------
                                   Title:
                                         ---------------------------------


                                   By:
                                       -----------------------------------
                                   Name:
                                         ---------------------------------
                                   Title:
                                         ---------------------------------


                                   SUMITOMO MITSUI BANKING CORPORATION f/k/a the Sumitomo Bank, Limited, as a Lender


                                   By: /s/ AZAR SHAKERI
                                       -----------------------------------
                                   Name:  Azar Shakeri
                                        ----------------------------------
                                   Title: Vice President and Manager
                                         ---------------------------------


                                   COMERICA BANK - CALIFORNIA, as a Lender

                                   By:   /s/ ROBERT E. WAYS
                                       -----------------------------------
                                   Name:  Robert E. Ways
                                        ----------------------------------
                                   Title: Vice President
                                         ---------------------------------


                                   FLEET NATIONAL BANK, as a Lender

                                   By:   /s/ WILLIAM S. ROWE
                                       -----------------------------------
                                   Name:  William S. Rowe
                                        ----------------------------------
                                   Title: Vice President
                                         ---------------------------------


                                   WELLS FARGO BANK N.A., as a Lender

                                   By:   /s/ ERIC C. HOUSER
                                       -----------------------------------
                                   Name:  Eric C. Houser
                                        ----------------------------------
                                   Title: Vice President
                                         ---------------------------------

                                   FBTC LEASING CORP., as a Lender

                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                          ----------------------------------



                                   KEYBANK NATIONAL ASSOCIATION, as a Lender

                                   By:    /s/ JULIEN MICHAELS
                                       -------------------------------------
                                   Name:      Julien Michaels
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------



                                   BNP PARIBAS, as a Lender

                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                          ----------------------------------

                                   WELLS FARGO BANK NORTHWEST, NATIONAL
                                   ASSOCIATION (formerly known as First
                                   Security Bank, National Association),
                                   not individually, but solely as the
                                   Owner Trustee under the VS Trust 2000-2

                                   By:    /s/ VAL T. ORTON
                                       -------------------------------------
                                   Name:      Val T. Orton
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------


                                   ABN AMRO LEASING, INC., as a Holder

                                   By:    /s/ ELIZABETH R. McCLELLAN
                                       -------------------------------------
                                   Name:      Elizabeth R. McClellan
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------


                                   CREDIT SUISSE LEASING 92A, L.P., as a
                                   Holder

                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                          ----------------------------------


                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                          ----------------------------------



                                   CREDIT LYONNAIS LEASING CORPORATION, as a
                                   Holder

                                   By:   /s/ L. M. WERTHEIM
                                       -------------------------------------
                                   Name:     L. M. Wertheim
                                         -----------------------------------
                                   Title:    President
                                          ----------------------------------


                                   FBTC LEASING CORP., as a Holder

                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                          ----------------------------------





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